EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of NxStage Medical, Inc. (the “Company”) for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (this “report”), I, Jeffrey H. Burbank, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)	This report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey H. Burbank
Jeffrey H. Burbank
President and Chief Executive Officer Date: November 9, 2009